UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: June 8, 2022
(Date of earliest event reported)
Ollie's Bargain Outlet Holdings, Inc.

 (Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)
001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.02	Results of Operations and Financial Condition.

On June 8, 2022, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended April 30, 2022. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.

The information furnished in this Item 2.02 of on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2022, Jay Stasz, the Company’s Senior Vice President and Chief Financial Officer (“CFO”), notified the Company that he intends to resign effective June 30, 2022 (the “resignation date”) to pursue another opportunity.  Mr. Stasz will continue to serve as CFO until the resignation date.

On June 8, 2022, the Company announced that John Swygert, 53, the Company’s President and Chief Executive Officer (“CEO”), will assume the additional role of Interim CFO effective June 30, 2022 until the position, which is the subject of a nationwide search, is permanently filled.  Prior to assuming his role as CEO, Mr. Swygert previously served as the Company’s CFO from March 2004 to January 2018, after which he served as Chief Operating Officer until he was named CEO in December 2019.  The Company has not entered into any new compensatory arrangements with Mr. Swygert in connection with his appointment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release issued on June 8, 2022 of Ollie’s Bargain Outlet Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ John Swygert

		Name:	John Swygert
		Title:	President and
Chief Executive Officer

Date: June 8, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on June 8, 2022 of Ollie’s Bargain Outlet Holdings, Inc.